LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2008

The Board of Directors of Lazard Retirement Series, Inc. (the “Fund”) has approved the closing of Lazard Retirement U.S. Small Cap Equity Value Portfolio, a series of the Fund.

January 20, 2009